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                                                                    EXHIBIT 99.3

                                                                  CONFORMED COPY


________________________________________________________________________________

                             GUARANTY AGREEMENT

                         dated as of October 7, 1994

                                   made by

                              KMART CORPORATION

                                 in favor of

                        THE LENDERS REFERRED TO HEREIN

________________________________________________________________________________

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                              GUARANTY AGREEMENT


        GUARANTY AGREEMENT dated as of October 7, 1994 (as the same may be amended, restated, supplemented or otherwise modified from time to time, this "Guaranty"), made by KMART CORPORATION, a Michigan corporation (the "Company"), in favor of the Lenders (as hereinafter defined).

                             W I T N E S S E T H:

        WHEREAS, the Borrowers (as hereinafter defined) have entered into that certain Warehouse Facility Credit Agreement dated as of October 7, 1994 with the "Banks" (as such term is defined therein) and Bankers Trust Company, as a Bank and as Documentation Agent for the Banks (collectively, Bankers Trust Company as a Bank and as such Documentation Agent, and the other Banks are referred to herein as the "Lenders") (such Credit Agreement, as the same may be amended, restated, modified or supplemented and in effect from time to time, is hereinafter referred to as the "Credit Agreement") pursuant to which the Banks have agreed to extend credit to the "Borrowers" (as defined in the Credit Agreement), subject to the terms and conditions thereof; and

        WHEREAS, the Company desires to induce the Lenders to extend credit to the "Non-Kmart Borrowers" (as defined in the Credit Agreement) under and in accordance with the terms of the Credit Agreement, and the Company will benefit from such extensions of credit; and

        WHEREAS, it is a continuing condition precedent to the obligations of the Lenders to make any such extensions of credit under the Credit Agreement that the Company shall have guarantied the payment and performance of the obligations of the Non-Kmart Borrowers to the Lenders pursuant to this Guaranty and shall have executed and delivered this Guaranty to the Lenders;

        NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make extensions of credit and loans to the Borrowers, the Company hereby agrees as follows for the benefit of the Lenders:

        Section 1. Definitions. Capitalized terms used in this Guaranty and not otherwise defined herein have the respective meanings provided for such terms in the Credit Agreement.

        Section 2. Guaranty of Obligations. (a) The Company hereby absolutely, unconditionally and irrevocably guaranties to each of the Lenders, as the primary obligation of the Company and not as a surety, the due and punctual payment of:

        (i) all principal, interest (including, without limitation, any post-petition interest whether or not allowed or accrued or payable under any bankruptcy, insolvency or

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    similar law), fees and other costs, expenses and amounts required to be paid, from time to time, by each and every Non-Kmart Borrower under or in connection with the Credit Agreement, when and as the same shall become due and payable, whether on the due date therefor, upon stated maturity, by acceleration, upon demand or otherwise, according to the terms of the Credit Agreement and the other Loan Documents (and notwithstanding any automatic stay or similar provision of any bankruptcy law); and

        (ii) all other present and future obligations and liabilities (whether absolute, fixed or contingent, matured or unmatured, joint, several or independent and howsoever acquired) of each and every Non-Kmart Borrower to the Lenders or any of them, arising out of or in any way relating to any and all of the Loan Documents and the transactions contemplated thereby;

together with all reasonable costs (including, without limitation, reasonable legal fees and disbursements) incurred by the Lenders in connection with recovering the same from the Non-Kmart Borrowers or the Company. In case of the failure of any Non-Kmart Borrower to duly, punctually and indefeasibly make any such payment in full as and when due and payable, the Company hereby agrees to duly, punctually and indefeasibly make such payment as and when the same shall become due and payable, whether on the due date therefor, upon stated maturity, by acceleration, upon demand or otherwise, in accordance with the terms of this Guaranty.

        (b) The payment and performance obligations guarantied by this Guaranty are herein sometimes herein referred to collectively as the "Guarantied Obligations".

        (c) The Company hereby agrees that the Company's obligations hereunder shall be continuing, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than prior, final and indefeasible payment of all of the Guarantied Obligations in full), set-off, abatement, counterclaim or recoupment whatsoever (all of which are hereby expressly and unconditionally waived by the Company), whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Company or any Borrower or any of their respective Subsidiaries or otherwise, whether based upon any agreement, instrument or document evidencing or securing the Guarantied Obligations or any other agreement, instrument or document (including, without limitation, this Guaranty) or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of:

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        (i)  any insolvency, bankruptcy, reorganization or dissolution, or any proceeding in respect of any thereof, of the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations;

        (ii) the genuineness, validity, regularity or enforceability of any Loan Document or any other agreement, instrument or document evidencing or securing the Guarantied Obligations or any other agreement, instrument or document, or the extension or renewal thereof, in whole or in part, with or without notice to or assent from the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations;

        (iii) any rescission, compromise, alteration, amendment, modification, extension, renewal, release, change, waiver, consent or other action in respect of any of the terms, provisions, covenants or conditions contained in any Loan Document or any other agreement, instrument or document evidencing or securing the Guarantied Obligations or in any other agreement, instrument or document;

        (iv) the absence of notice or the absence of or any delay in any action to enforce any obligation or to exercise any right or remedy against the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations, whether under any Loan Document or any other agreement, instrument or document evidencing or securing the Guarantied Obligations or under any other agreement, instrument or document, or any indulgence or extension or waiver granted to or compromise with the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations, or any action or proceeding taken or not taken with respect to or by or on behalf of the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations, or the holder of any agreement, instrument or document evidencing or securing the Guarantied Obligations;

        (v) any default, failure or delay in the performance of any obligation, covenant, duty, representation, warranty or agreement contained in any Loan Document or any other agreement, instrument or document evidencing or securing the Guarantied Obligations or in any other agreement, instrument or document, or arising pursuant to law;

        (vi) any act or thing or omission to do or delay in doing any act or thing which might in any manner result in any lack of proper authorization or any invalid execution of any Loan Document or any other agreement, instrument or document


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evidencing or securing the Guarantied Obligations or any other agreement, instrument or document;

        (vii) any assignment by any Borrower or any assumption by any Person of any obligation under any Loan Document or any other agreement, instrument or document evidencing or securing the Guarantied Obligations or under any other agreement, instrument or document;

        (viii) any event of force majeure;

        (ix) any release or substitution of any collateral for, or any obligor in respect of, the payment of the Guarantied Obligations, in whole or in part, with or without notice to or assent from the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations;

        (x) whether a lien or security interest on any collateral shall have been perfected or shall continue to be perfected, or whether any collateral shall be impaired in any manner, or whether any steps shall have been taken to enforce rights against the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations or any collateral;

        (xi) the status of any Borrower as an Eligible Borrower under the Credit Agreement; or

        (xii) any other circumstances which might constitute a legal or equitable discharge or defense of a surety or guarantor.

        (d) The Company hereby:

        (i) waives diligence, presentment, demand (of payment or otherwise), protest, notice, filing of claims with a court in the event of the merger or bankruptcy of any Borrower or any of any Borrower's Subsidiaries, any right to require a proceeding first against any Borrower or any other guarantor of all or any portion of the Guarantied Obligations or to marshall or realize on any collateral, with respect to the Guarantied Obligations;

        (ii) agrees that its obligations hereunder constitute guaranties of payment and not of collection and are not in any way conditional or contingent upon any attempt to collect from or enforce against any Borrower or any other guarantor of all or any portion of the Guarantied Obligations or upon any other condition or contingency;

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                (iii) acknowledges that any agreement, instrument or document evidencing and/or securing the Guarantied Obligations may be transferred (upon and subject to the terms and conditions thereof) and that the benefit of the Company's obligations hereunder shall extend to each permitted holder of any agreement, instrument or document evidencing and/or securing the Guaranteed Obligations automatically and without notice to the Company;

                (iv) covenants that this Guaranty will not be discharged except by final, complete, indefeasible and irrevocable payment and performance of the obligations contained in the agreements, instruments and documents evidencing the Guarantied Obligations and this Guaranty; and

        (v) waives acceptance of this Guaranty by any of the Lenders.

        (e) The Company further agrees that if at any time all or any part of any payment theretofore applied by, or on behalf of, any Lender to any of the Guarantied Obligations is, or must be, rescinded or returned by such Lender for any reason whatsoever or such payment is declared invalid, void, preferential or fraudulent for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of any Borrower, any of the Company's Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations, such Guarantied Obligations or applicable portion thereof, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned or is declared invalid, void, preferential or fraudulent, shall be deemed to have continued in existence notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guarantied Obligations or applicable portion thereof as though such application had not been made, irrespective of whether any note or other evidence of indebtedness has been surrendered or cancelled.

        (f) All payments by the Company under this Guaranty shall be made without set-off or counterclaim for or on account of, and free and clear of, and without deduction or withholding for, or on account of, any Taxes. If the Company shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to any Lender, then:

                (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 2(f)) such Lender receives an amount equal to the sum it would have received had no such deductions or withholdings been made;


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                (ii) the Company shall make such deductions and withholdings;

                (iii) the Company shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law;

                (iv) within thirty (30) days after the date of its receipt thereof, the Company shall furnish the relevant Lender(s) the original or a certified copy of a receipt evidencing payment of such Taxes, or other evidence of payment satisfactory to such Lender(s); and

                (v) each Lender receiving such receipt or other evidence of payment shall reimburse the Company for the amount of any credit or other economic benefit available to such Lender by reason or on account of such payment by the Company or such Lender's possession of such receipt or other evidence of payment under any tax, levy, impost, duty, fee, assessment or other charge of any nature imposed by any Governmental Authority applicable to such Lender. The amount of such reimbursement calculated by such Lender shall be conclusive and binding absent manifest error in computation.

        (g) Unless otherwise waived by the Documentation Agent with respect to a payment, all payments to be made by the Company in respect of the Guarantied Obligations shall be made to the Documentation Agent at its Payment Office in New York, New York for the ratable account of the Lenders not later than 2:00 p.m. (New York City time) on the date when due in each case in lawful money of the United States of America and in immediately available funds. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day.

        Section 3. Representations and Warranties. The Company hereby makes the following representations and warranties to the Lenders, which representations and warranties shall survive the execution and delivery of this Guaranty, the Credit Agreement and the other Loan Documents:

        (a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified to do business and is in good standing in each additional jurisdiction where failure to so qualify would have an effect which, when taken together with the simultaneous effect of failure to qualify in any other jurisdictions, would in the aggregate have a Material Adverse Effect.

        (b) Authorization; No Contravention. The execution, delivery and performance of this Guaranty by the Company are within


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its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any Requirement of Law or of the terms of the Company's Articles of Incorporation or by-laws, or of any agreement, undertaking, contract or other obligation to which the Company is a party or by which it is bound.

        (c) Consents and Approvals. No consent, waiver, approval, notification of, or registration or filing with, any Governmental Authority or any non-governmental Person is required in connection with the execution and delivery by the Company of this Guaranty or in connection with the consummation of any transaction contemplated hereby, except those disclosed in Schedule 3(c) hereto and which the Company has obtained or made.

        (d) Binding Effect. This Guaranty is valid, binding and enforceable against the Company in accordance with the terms thereof (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting the enforcement of creditors' rights and general equitable principles which may limit the right to obtain the remedy of specific performance of executory covenants and other equitable remedies).

        (e) Litigation. No litigation or governmental proceeding is pending or, to the knowledge of the Company, threatened, against the Company for which sufficient provision has not been made in the financial statements of the Company and which could have a material adverse effect on the Company's condition or business, financial or otherwise, or which purport to affect or pertain to this Guaranty or any of the transactions contemplated hereby.

        (f) Financial Statements. The balance sheet as of January 26, 1994, and the related statements of income and stockholders' equity and cash flows, of the Company and its Subsidiaries contained in the most recent annual report of the Company to its stockholders have been audited and certified by Price Waterhouse, independent certified public accountants, and are complete and accurate in all material respects and present fairly the financial condition of the Company and its Subsidiaries as of the dates of such statements and the results of their operations for the periods covered thereby, in accordance with GAAP, consistently applied. The balance sheet as of July 27, 1994, and the related statements of income, stockholders' equity and cash flows, of the Company and its Subsidiaries contained in the most recent quarterly report of the Company filed with the U.S. Securities and Exchange Commission (the
"SEC") on Form 10-Q, are complete and accurate in all material respects and present fairly the financial condition of the Company and its Subsidiaries as of the dates of such statements and the results of their operations for the periods covered thereby, in accordance with GAAP, consistently applied.


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        (g) No Default. No Unmatured Guarantor Event of Default or Guarantor
Event of Default exists or would result from the Company's execution and delivery of this Guaranty.

        (h) Taxes. The Company has filed all Federal and other material tax returns and reports required to be filed, and has paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon it or its properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company that could, if made, have a Material Adverse Effect.

        (i) Insurance. The properties and business of the Company are insured in such amounts, with such deductibles and covering such risks as are customarily carried by similar companies of comparable size engaged in similar businesses and owning or operating similar properties in localities where the Company operates.

        (j) Compliance With Laws. The Company is in compliance with all applicable laws, rules and regulation (including environmental laws, rules and regulations and the Employee Retirement Income Security Act of 1976, as amended, and all regulations thereunder) except where the failure to be in such compliance could not reasonably be expected to have a Material Adverse Effect.

        Section 4. Covenants. The Company hereby covenants and agrees that, unless otherwise consented to in writing by the Required Banks:

        (a) Affirmative Covenants:

        (1) Payment of Taxes. The Company will pay, when due, all taxes assessed against the Company or its property and all other claims which may become a Lien upon any of its property, except to the extent that (a) the same are being contested in good faith by appropriate proceedings, and (b) adequate reserves for payment thereof have been established in accordance with GAAP.

        (2) Insurance. The Company shall maintain insurance with respect to its properties and business in such amounts, with such deductibles and covering such risks as are customarily carried by similar companies of comparable size engaged in similar businesses and owning or operating similar properties in localities where the Company operates.

        (3) Preservation of Existence; Compliance with Laws. The Company shall:


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                     (A)  preserve and maintain in full force and effect its
                corporate existence and good standing under the laws of its state or jurisdiction of incorporation; and

                     (B) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business except in connection with transactions permitted by Section 4(b)(1) and dispositions of assets permitted by Section 4(b)(2).

                (4) Maintenance of Property. The Company shall maintain and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted, and make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, and except as permitted by Section 4(b)(2).

                (5) Compliance with Laws. The Company shall comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business, except such as may be contested in good faith or as to which a bona fide dispute may exist.

                (6) Books and Records; Other Information. The Company shall maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company, and will provide to the Documentation Agent and the Banks such other information as they may reasonably request and which is reasonably available to the Company or can be reasonably computed from the Company's books and records.

                (7) Financial Information. The Company shall deliver to the Documentation Agent for distribution to each Bank (and, if requested, with sufficient copies for each Bank):

                     (A) within sixty (60) days after the end of each of the first three (3) fiscal quarters of the Company, copies of (i) the consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter, (ii) the consolidated statement of income of the Company and its Subsidiaries for such quarter and for the period from the end of the most reent fiscal year of the Company through the end of such quarter, (iii) the consolidated statement of cash flows of the Company and its Subsidiaries for the period from the end of the most recent fiscal year of the Company through the end of such quarter, all prepared in accordance with GAAP and


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                certified by a Responsible Officer as being a fair
                statement of results for the periods covered thereby, subject to ordinary year-end audit and adjustments;

                     (B) concurrently with the delivery of the financial statements referred to in Sections 4(a)(7)(A) and (C), a certificate duly completed and executed by a Responsible Officer, as to compliance by the Company with the covenants contained in Section 4(b)(4) and (5) hereof, and stating that no Guarantor Event of Default then exists (or, if any should then exist, identifying the same and stating any actions being taken by the Company with respect thereto);

                     (C) within one hundred twenty (120) days after the end of each fiscal year of the Company, copies of (i) the consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, (ii) the consolidated statement of income of the Company and its Subsidiaries for such fiscal year, and (iii) the consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the corresponding figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP and certified by a nationally recognized independent public accounting firm; and

                     (D) promptly, copies of all financial statements and reports that the Company sends to its shareholders and copies of all Forms 10K, 10Q and 8K that the Company files with the SEC.

                (8) Notices. (A) The Company shall notify each Lender promptly, but not later than three (3) Business Days after the Company becomes aware thereof, of the occurrence of any Guarantor Event of Default.

                (B) The Company shall notify the Documentation Agent promptly, but not later than three (3) Business Days after the Company becomes aware thereof, of the occurrence of:

                     (i) any Unmatured Guarantor Event of Default;

                     (ii) any Material Adverse Effect or any event or other
                development which could have a Material Adverse Effect;

                     (iii) any change in the Debt Rating by Moody's or S&P; or

                     (iv) any Reportable Event.


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        (b)     Negative Covenants:

        (1) Consolidations and Mergers. The Company shall not merge or consolidate with any other Person, unless:

                (A) the successor formed by or resulting from such consolidation or merger or to which such sale, lease, transfer or other disposition shall have been made is the Company or a Subsidiary of the Company (and, if the survivor is a Subsidiary of the Company, such Subsidiary shall affirm the Company's Obligations under the Loan Documents in writing), and

                (B) no Guarantor Event of Default or Unmatured Guarantor Event of Default shall have occurred and then be continuing or would arise after giving effect thereto.

        (2) Disposition of Assets. The Company shall not, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing except:

                (A) dispositions of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business;

                (B) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

                (C) dispositions of inventory or equipment by the Company to any Subsidiary pursuant to reasonable business requirements; and

                (D) other dispositions of assets having, in any fiscal year of the Company, an aggregate book value not exceeding 10% of the Company's consolidated total assets as of the end of the most recently ended fiscal year of the Company, as reflected in the Company's balance sheet contained in its audited financial statements for such fiscal year;

provided, however, that this Section 4(b)(2) shall not be deemed to prohibit the sale of all, substantially all, or part of the capital stock of or all, substantially all, or part of the assets of any Specialty Retail Subsidiary of the Company, even if such entity is no longer a Subsidiary of the Company, if
(x) consideration received is fair market value (as

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
determined by the Company), or (y) the Company's board of directors deems such transaction to be necessary by reason of applicable laws, regulations or governmental policies applicable to the Company.

        (3)     Limitation on Liens.    The Company shall not incur any
Indebtedness which is secured by a Lien on any assets of the Company, whether now owned or hereafter acquired, unless, concurrently with creation of any Lien securing Indebtedness of $50,000,000 or more, the Company shall cause its obligations under this guaranty to be equally and ratably secured by the same assets, provided, however, that such restriction shall not apply with respect to any of the following types of Liens:

                (A) Liens for taxes not delinquent or being contested in good faith;

                (B) Liens created in connection with workers' compensation, unemployment insurance and other social security legislation, or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money), statutory obligations, surety and appeal bonds and other similar obligations incurred in the ordinary course;

                (C) purchase money mortgages (including vendors' rights under purchase or land contracts or under other agreements whereby title or other interest is retained by the vendor for the purpose of securing the purchase price thereof) on property acquired or constructed after the date hereof, or the acquisition after the date hereof of property subject to such a Lien which is limited to such property and was not created in anticipation of such acquisition;

                (D) mortgages on real property which is the sole security for Indebtedness the amount of which does not exceed the greater of the cost of such property and improvements or the fair market value thereof;

                (E) mortgages, security interests and Liens on assets of the Company existing on the date hereof and set forth on Schedule 4(b)(3), or any refundings or extensions for an amount not exceeding the principal amount of such Indebtedness and applying only to the same property or assets; and

                (F) mortgages, security interests and Liens in connection with indebtedness under industrial revenue bond financings or similar government agency supported financings.

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
                (4) EBITDAR Coverage Ratio. The Company shall not permit its ratio of

                        (A) EBITDAR (measured as of the end of any fiscal quarter ending after the Closing Date for the four fiscal quarters then ended)

        to

                        (B) the sum of (i) consolidated net interest expense for such four fiscal quarter period plus (ii) consolidated Rent Expense for such four fiscal quarter period to be less than 1.50 to 1.00.

                (5) Consolidated Net Worth. The Company shall not permit its Consolidated Net Worth at any time to be less than Four Billion
        Five Hundred Million Dollars ($4,500,000,000).

                Section 5.  Miscellaneous.

        (a) Amendments and Waivers. No amendment or waiver of any provision of this Guaranty, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by all the Banks and acknowledged in writing by the Documentation Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

        (b) Notices. All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission) and mailed, faxed or delivered,
(i) if to the Company, to its address specified on the signature pages hereof and (ii) if to any Lender, to its Lending Office.

        All such notices and communications shall, when transmitted by overnight delivery or by facsimile, be effective when delivered for overnight delivery or transmitted by facsimile (to be promptly confirmed by sender by telephone), respectively, or if delivered, upon delivery.

        (c) No Waiver. No failure to exercise and no delay in exercising, on the part of any Lender, of any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

        (d) Costs and Expenses. The Company agrees to pay promptly on demand, to the extent not previously finally and indefeasibly paid in full by any
Borrower:

                (i) the Documentation Agent for all reasonable costs and expenses incurred by the Documentation Agent in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to, this Guaranty and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby, including the Attorney Costs incurred by the Documentation Agent with respect thereto; provided, that the fees and expenses of outside counsel in connection with the preparation of this Guaranty and the Credit Agreement and the other Loan Documents shall be in accordance with a letter agreement dated August 30, 1994 from Winston & Strawn to the Documentation Agent;

                (ii) from and after the occurrence of any Guarantor Event of Default or Unmatured Guarantor Event of Default, all costs and expenses (including reasonable counsel fees and expenses) of any Lender in connection with (A) any and all amounts which any Lender may incur relative to the curing of any default resulting from the acts or omissions of the Company under this Guaranty, (B) any amendment or modification of, or waiver under, this Guaranty and (C) the enforcement or attempted enforcement of this Guaranty and the preservation of the Lenders' rights or remedies (including in connection with any "workout" or restructuring) regarding this Guaranty, including Attorney Costs incurred by the Documentation Agent or any other Lender; and

                (iii) pay or reimburse the Documentation Agent on demand for all reasonable appraisal (including the allocated cost of internal appraisal services), audit, environmental inspection and review (including the allocated cost of such internal services), search and filing costs, fees and expenses, incurred or sustained by the Documentation Agent in connection with this Guaranty.

The obligations of the Company under this subsection shall survive the payment of the Company's other obligations hereunder until payment in full of the Company's obligations under this Section 5(d).

        (e) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Lenders and their respective successors and permitted assigns.

        (f) Set-off. In addition to any rights and remedies of the Lenders provided by law, if the Obligations shall have become due and payable in full, each Lender is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing to, such Lender to or for the credit or the account of the Company against any and all Guarantied Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not such Lender shall have made demand under this Guaranty or any Loan Document. Each Lender agrees promptly to notify the Company and the Documentation Agent after any such set-off and application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 5(g) are in addition to the other rights and remedies (including other rights of set-off) which the Lender may have.

        (g) Severability. The illegality or unenforceability of any provision of this Guaranty shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Guaranty.

        (h) No Third Parties Benefited. This Guaranty is made and entered into for the sole protection and legal benefit of the Lenders and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Guaranty.

        (i) Governing Law and Jurisdiction.

        THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THEREOF); PROVIDED THAT THE COMPANY AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

        ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY BY THE GUARANTOR, AND ACCEPTANCE HEREOF BY THE LENDERS, EACH OF THE COMPANY AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THOSE COURTS AND IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO, AND EACH OF THE COMPANY AND THE LENDERS WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

        (j) Enforcement. Each of the Lenders, by its acceptance of this Guaranty, hereby severally agrees that notwithstanding any other provision of this Guaranty to the contrary, any action, suit or proceeding with respect to this Guaranty and the obligations of the Company hereunder may be instituted only by the Documentation Agent in its capacity as such on behalf and for the benefit of the Lenders.

        (k) Waiver of Jury Trial. THE COMPANY, BY ITS EXECUTION AND DELIVERY HEREOF, AND THE LENDERS, BY THEIR ACCEPTANCE HEREOF, EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, AND EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

        (1) Entire Agreement. This Guaranty, together with the other Loan Documents, embodies the entire agreement and understanding among the Company, the Banks and the Documentation Agent with respect to the subject matter hereof and thereof, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof, except for the fee letters referenced in Sections 2.15(b) and 2.15(c) of the Credit Agreement, and any prior arrangements made with respect to the payment by the Company of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Lenders.

        (m) Acknowledgement. The Company acknowledges receipt of a copy of the Credit Agreement and the other Loan Documents in the form in which each was executed and delivered by the parties thereto, as in effect on the date hereof, and agrees that such copies constitute adequate notice of all matters contained therein and consents to the execution and delivery of such agreements and the performance of all transactions provided for or contemplated therein; provided that none of the Lenders shall be obligated to furnish to the Company any copies of any amendments, modifications or supplements or waivers with respect to the Credit Agreement or any of the other Loan Documents.

        (n) Sections and Headings. Section and other headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

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                                    * * *

        IN WITNESS WHEREOF, the Company has caused this Guaranty Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

                                        KMART CORPORATION

                                        By: /s/ James P. Churilla
                                            ---------------------

                                        Title: Vice President and Treasurer


                                        Address for Notices:

                                        Kmart Corporation
                                        3100 West Big Beaver Road
                                        Troy, Michigan 48084
                                        Attention: Treasurer
                                        Tel. No. (810) 643-1000
                                        Telecopy No. (810) 643-5398